                                                            Exhibit 10.35

                                 MASTER CONTRACT

                                 BY AND BETWEEN

                      Southwest Iowa Renewable Energy LLC

                                     AND THE

                     IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT

                          CONTRACT NUMBER: P0607M01032

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                                TABLE OF CONTENTS

ARTICLE I.  MASTER CONTRACT DURATION; FUNDING AGREEMENT DURATION

ARTICLE 2.  FUNDING
        Article 2.1      Funding Sources
        Article 2.2      Reduction, Discontinuance or Alteration of Funding

ARTICLE  3.  CONTRACT  STRUCTURE  AND  DEFINITIONS;  DOCUMENTS  INCORPORATED  BY
REFERENCE;  ORDER  OF  PRIORITY
        Article 3.1     Contract  Structure  and Definitions
        Article 3.2     Documents Incorporated by Reference
        Article 3.3     Business's Financial  Assistance  Application on File
        Article 3.4     Order of Priority

ARTICLE 4. AWARD
        Article 4.1     Description of the Project and Award Budget
        Article 4.2     Job Obligations
        Article 4.3     Repayment Obligation

ARTICLE 5. CONDITIONS TO DISBURSEMENT OF FUNDS; DISBURSEMENT TERMS
        Article 5.1     Documents submitted
        Article 5.2     Prior Costs
        Article 5.3     Cost Variation
        Article 5.4     Suspension of Disbursement
        Article 5.5     Investment of Award Proceeds

ARTICLE 6. SECURITY; CROSS-COLLATERALIZATION
        Article 6.1     Secured Property
        Article 6.2     Value of Collateral
        Article 6.3     Additional or Substitute Collateral

ARTICLE 7. REPRESENTATIONS AND WARRANTIES
        Article 7.1     Organization and Qualifications
        Article 7.2     Authority and Validity of Obligations
        Article 7.3     Use of Proceeds
        Article 7.4     Subsidiaries
        Article 7.5     Financial Reports
        Article 7.6     No Material Adverse Change
        Article 7.7     Full Disclosure; Business's Financial Assistance Application
        Article 7.8     Trademarks, Franchises and Licenses
        Article 7.9     Governmental Authority and Licensing
        Article 7.10    Litigation and Other Controversies
        Article 7.11    Good Title
        Article 7.12    Taxes
        Article 7.13    Other Contracts
        Article 7.14    No Default
        Article 7.15    Compliance with Laws
        Article 7.16    Effective Date of Representations and Warranties

Contract # P0607M01032                                 Master  updated  06/27/06

ARTICLE 8. COVENANTS
        Article 8.1      Maintain Existence in Iowa
        Article 8.2      Job Obligations
        Article 8.3      Performance Obligations
        Article 8.4      Maintenance of Properties
        Article 8.5      Taxes and Assessments
        Article 8.6      Insurance
        Article 8.7      Required Reports
        Article 8.8      Inspection and Audit
        Article 8.9      Mergers, Consolidations and Sales
        Article 8.10     Formation and Maintenance of Subsidiaries
        Article 8.11     Compliance with Laws
        Article 8.12     Use of Award Proceeds
        Article 8.13     Changes in Business Ownership, Structure or Control
        Article 8.14     Notice of Meetings
        Article 8.15     Notice of Proceedings
        Article 8.16     Accounting Records
        Article 8.17     Restrictions
        Article 8.18     No Changes in Business Operations
        Article 8.19     Indemnification

ARTICLE 9. EVENTS OF DEFAULT AND REMEDIES
        Article 9.1      Events of Default
        Article 9.2      Default Remedies
        Article 9.3      Default Interest Rate
        Article 9.4      Expenses
        Article 9.5      Notice of Default and Opportunity to Cure

ARTICLE 10. MISCELLANEOUS
        Article 10.1     Timely Performance
        Article 10.2     State of Iowa Recognition
        Article 10.3     Choice of Law and Forum
        Article 10.4     Governing Law
        Article 10.5     Master Contract/Funding Agreement Amendments
        Article 10.6     Notices
        Article 10.7     Headings
        Article 10.8     Final Authority
        Article 10.9     Waivers
        Article 10.10    Counterparts
        Article 10.11    Survival of Representations
        Article 10.12    Severability of Provisions
        Article 10.13    Successors and Assigns
        Article 10.14    Termination
        Article 10.15    Integration

Contract # P0607M01032                                 Master  updated  06/27/06

                                 MASTER CONTRACT
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BUSINESS:                                   Southwest Iowa Renewable Energy LLC
MASTER CONTRACT NUMBER:                     P0607M01032
AWARD DATE:                                 July 20, 2006

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     This FINANCIAL ASSISTANCE CONTRACT (the "Master Contract") is made as of the CONTRACT EFFECTIVE DATE by and between the Iowa Department of Economic
Development ("IDED"), 200 East Grand Avenue, Des Moines, IA 50309 and Southwest
Iowa Renewable Energy, LLC an Iowa Limited Liability Corporation ("Business"),
712 South Highway 6, Oakland, Iowa 51560.

     WHEREAS, the Business submitted an application to IDED requesting financial assistance in the financing of its Project as more fully described in Exhibit C,
Description of the Project and Award Budget, (the "Project"); and

     WHEREAS, the IDED found the Project to meet the requirements established to receive financial assistance; and

     WHEREAS, the IDED and/or the Iowa Department of Economic Development Board
("IDED Board") have awarded the Business financial assistance from one or more
IDED-administered programs for the Project, all of which are subject to the terms and conditions set forth herein and collectively referred to as the
"Award"; and

     NOW THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound, the Business and IDED agree to the following terms:

                                    ARTICLE 1
              MASTER CONTRACT DURATION; FUNDING AGREEMENTS DURATION

     This Master Contract shall be in effect until all of Business's obligations and liabilities under this Master Contract and all of the Funding Agreements executed in connection with this Master Contract have been satisfied. The duration of each Funding Agreement will be as described in the Funding
Agreement.

                                    ARTICLE 2
                                     FUNDING

     2.1 Funding Sources. The sources of funding for this Award are appropriations to IDED for financial assistance programs administered by the
IDED and tax credit programs that IDED is authorized to administer.

     2.2 Reduction, Discontinuance or Alteration of Funding. Any termination, reduction, or delay of funds available due, in whole or in part, to (i) lack of, reduction in, or a deappropriation of revenues previously appropriated by the legislature for this Award, or (ii) any other reason beyond the IDED's control may, in the IDED's discretion, result in the termination, reduction or delay of funds to the Business.

Contract # P0607M01032                                 Master  updated  06/27/06

                                    ARTICLE 3
                       CONTRACT STRUCTURE AND DEFINITIONS;
           DOCUMENTS INCORPORATED BY REFERENCE; AND ORDER OF PRIORITY

     3.1 Contract Structure and Definitions.

     (a) This Award shall be governed by this Master Agreement and the individual funding agreements (the "Funding Agreements") for each source of program assistance for this Award. This Award has been provided to the Business to fund the Project described in Exhibit C, Description of the Project and Award
Budget. The Articles of this Master Contract apply to each Funding Agreement unless a Funding Agreement specifically states otherwise.

     (b) The following terms apply to this Master Contract and each of the
Funding Agreements, unless otherwise specified in a Funding Agreement:

     "Award Date" means the date first stated in this Master Contract and is the date the IDED and/or the IDED Board approved the awarding of financial assistance to the Business for the Project.

     "Business' Employment Base" means the number of jobs as stated in Exhibit
D, Job Obligations that the Business and IDED have established as the job base for this Project. The number of jobs the Business has pledged to create/retain shall be in addition to the Business's Employment Base.

     "Created Jobs" means the number of new FTE Jobs the Business will add over and above the Buisiness's Employment Base and, if applicable, Statewide
Employment Base.

     "Forgivable Loan" means a form of an award made by the IDED to the Business under a Funding Agreement(s) for which repayment is eliminated in part or entirely if the Business satisfies the terms of this Contract and the Funding
Agreement(s).

     "Full-time Equivalent (FTE) Job" means the employment of one person:
(a)      For 8 hours  per day for a 5-day,  40-hour  workweek  for 52 weeks  per year, including paid holidays, vacations and other paid leave, or
(b)      For the  number of hours or days per  week,  including  paid  holidays, vacations  and other paid leave,  currently  established  by  schedule, custom, or otherwise,  as constituting a week of full-time work for the kind of service an individual performs for an employing unit.

     "Job Maintenance Period" means the date two (2) years from the Project
Completion Date as stated in Exhibit C, Description of the Project and Award
Budget. The Business shall maintain the Project, and the created/retained jobs through the Job Maintenance Period.

     "Job Obligations" means the Created Jobs, Retained Jobs, Qualifying Jobs and Non-qualifying Jobs associated with the Project that pay the wages and benefits, all as outlined in Exhibit D, Job Obligations.

     "Loan" means form of an award made by the IDED to the Business under a
Funding Agreement(s) for which full repayment is expected.

     "Non-qualifying jobs" are those jobs created or retained by the project that do not qualify for funding, but would not be created or retained if the
Project did not proceed.

Contract # P0607M01032                                 Master  updated  06/27/06

     "Project" means the description of the work and activities to be completed by the Business as outlined in Exhibit C, Description of the Project and Award
Budget, and Exhibit A, Business's Financial Assistance Application.

     "Project Completion Date" means the date three (3) years from the Award
Date as stated in Exhibit C, Description of the Project and Award Budget. The
Project Completion Date is the date by which all Project activities shall be satisfactorily completed.

     "Statewide Employment Base" means the number of jobs as stated in Exhibit
D, Job Obligations that the Business and IDED have determined as those jobs that will be retained at other facilities in the state. The number of jobs the
Business has pledged to create/retain shall be in addition to the Statewide
Employment Base.

     "Qualifying jobs" are those created or retained jobs that qualify for program funding.

     3.2 Documents Incorporated by Reference. The following documents are incorporated by reference and considered an integral part of this Master
Contract:

         Exhibit A - Business's Financial Assistance Application,  Application #
         07-HQJC-005 and 07- VAP-003
         Exhibit B - Funding Agreements:
                                  B2- VAAPFAP Funding Agreement
                                  B5- HQJCP Funding Agreement
         Exhibit C -       Description of the Project and Award Budget
         Exhibit D -       Job Obligations

     "Retained Job" means an existing job that would be eliminated or moved to another state if the project did not proceed in Iowa.

     3.3 Business's Financial Assistance Application on File. Due to its size,
Exhibit A will not be attached to this Master Contract, but will be kept on file at the Iowa Department of Economic Development. It shall, nevertheless, be considered an incorporated element of this Master Contract and the Funding
Agreements.

     3.4 Order of Priority. In the case of any inconsistency or conflict between the specific provisions of this document and the exhibits, the following order of priority shall control:
         (a)      Master Contract, Articles 1-10
         (b)      Exhibit B - Funding Agreements
         (c)      Exhibit C - Description of the Project and Award Budget
         (d)      Exhibit D - Job  Obligations
         (e)      Exhibit A - Business's  Financial  Assistance Application

                                    ARTICLE 4
                                      AWARD

     4.1 Description of the Project and Award Budget. The IDED and/or the IDED
Board have approved an Award to the Business from the programs and in the amounts identified in Exhibit C, Description of the Project and Award Budget.
The Project Budget for this Award is as detailed in Exhibit C.

Contract # P0607M01032                                 Master  updated  06/27/06

     4.2 Job Obligations. The IDED and/or the IDED Board have approved an Award to the Business and the Business' obligations for FTE Created Jobs, Retained
Jobs, Qualifying Jobs and Non-qualifying Jobs are outlined in Exhibit D, Job
Obligations.

     4.3 Repayment Obligation. The obligation to repay the direct financial assistance components of this Award shall be evidenced by Promissory Notes executed in connection with the Funding Agreements.

                                    ARTICLE 5
             CONDITIONS TO DISBURSEMENT OF FUNDS; DISBURSEMENT TERMS

     The obligation of IDED to make, continue or disburse funds under this
Master Contract and the Funding Agreements shall be subject to the following conditions precedent:

     5.1 Documents Submitted. IDED shall have received each of the following documents, properly executed and completed, and approved by IDED as to form and substance:

(a)  Master Contract. Fully executed Master Contract.

(b)  Funding Agreements. Fully executed Funding Agreements.

(c)  Promissory Notes. The Promissory Notes required by the Funding Agreements.

(d)  Articles of Incorporation. Copies of the articles of incorporation of the
     Business, certified in each instance by its secretary or assistant secretary.

(e)  Certificate of Corporate Existence. A certificate of existence for the
     Business from the Office of the Secretary of State of Iowa.

(f)  Results of Lien and Tax Search. Financing statement, tax and judgment lien search results, in the Business's state of incorporation/organization, against the Business and Secured Property.

(g)  Security Documents. The fully executed Security Documents required in
     Article 6.0.

(h)  Other Required Documents. IDED shall have received such other contracts, instruments, documents, certificates and opinions as the IDED may reasonably request.

(i)  Hazardous Waste Audit. To comply with Iowa Code section 15A.1(3)"b," if the
     Business generates solid or hazardous waste, it must either: a) submit a copy of the Business's existing in-house plan to reduce the amount of waste and safely dispose of the waste based on an in-house audit conducted within the past 3 years; or b) submit an outline of a plan to be developed in-house, or 3) submit documentation that the Business has authorized the
     Iowa Department of Natural Resources or Iowa Waste Reduction Center to
     conduct the audit.

(j)  Release Form -- Confidential Tax Information. A signed Authorization for
     Release of Confidential State Tax Information form to permit IDED to receive the Business's state tax information directly from the Iowa
     Department of Revenue for purposes of annually updating the Iowa Public
     Return on Investment Analysis.

(k)  Satisfactory Credit History. Documentation of satisfactory credit history of the Business and guarantors, as applicable, with no judgments or unsatisfied liens or similar adverse credit actions.

Contract # P0607M01032                                 Master  updated  06/27/06

(l)  Project Financial Commitments. The Business shall have submitted a letter from the funding sources identified in Exhibit C committing to the specified financial involvement in the Project and received the IDED's approval of the letters of commitment. Each letter shall include the amount, terms and conditions of the financial commitment, as well as any applicable schedules.

(m)  Requests for Disbursement. All disbursements of Award proceeds shall be subject to receipt by the 1DED of requests for disbursement, in form and content acceptable to IDED, submitted by the Business. All requests shall include documentation of costs that have been paid or costs to be paid immediately upon receipt of Award proceeds.

(n)  Funding Agreements Disbursement Requirements. Satisfaction of all
     disbursement requirements outlined in the specific program Funding
     Agreements.

     5.2 Prior Costs. No expenditures made prior to the Award Date may be included as Project costs. This restriction applies to the direct financial assistance portions of this Award, not the tax credit benefits included in this
Award.

     5.3 Cost Variation. In the event that the total Project cost is less than the amount specified in the Exhibit C, the Funding Agreements shall be reduced at the same ratio to the total Project cost reduction as the ratio of the
Funding Agreement amount to the total amount of funds provided by the Business and all funding sources requiring a proportional reduction of their financial contribution to the Project. Any disbursed excess above the reduced IDED participation amount shall be returned immediately to IDED.

     5.4 Suspension of Disbursement. Upon the occurrence of an Event of Default
(as defined in this Master Contract or any of the Funding Agreements) by the
Business, the IDED may suspend payments and tax credit program benefits to the
Business until such time as the default has been cured to IDED's satisfaction.
Notwithstanding anything to the contrary in this Master Contract or the Funding
Agreements, upon a termination of this Master Contract on account of an Event of
Default by the Business, Business will no longer have the right to receive any disbursements or any tax credit program benefits after the effective date of default. All Award funds may also be suspended, in IDED's sole discretion, in the event the Business experiences a layoff within the state of Iowa or closes any of its Iowa facilities.

     5.5 Investment of Award Proceeds.
     (a) In the event that the Award proceeds are not immediately utilized, temporarily idle Award proceeds held by the Business may be invested provided such investments shall be in accordance with State law, including but not limited to the provisions of Iowa Code chapter 12C concerning the deposit of public funds. Interest accrued on temporarily idle Award proceeds held by the
Business shall be credited to and expended on the Project prior to the expenditure of other Award proceeds.

     (b) All proceeds remaining, including accrued interest, after all allowable
Project costs have been paid or obligated shall be returned to the IDED within thirty (30) days after the Project Completion Date. Within ten (10) days of receipt of a written request from IDED, Business shall inform the IDED in writing of the amount of unexpended Award funds in the Business's possession or under the Business's control, whether in the form of cash on hand, investments, or otherwise.

                                    ARTICLE 6
                        SECURITY; CROSS-COLLATERALIZATION

     The Business shall execute in favor of the IDED all security agreements, financing statements, mortgages, personal and/or corporate guarantees (the
"Security Documents") as required by the IDED.

Contract # P0607M01032                                 Master  updated  06/27/06

     6.1 Security. This Award shall be secured by: Blanket UCC-1, 2nd position and a UCC-1, lst position on rolling stock valued at $200,000 (the "Secured
Property")

     6.2 Value of Collateral. The value, as reasonably determined by IDED, of the Secured Property shall meet or exceed the amount of Award funds disbursed.

     6.3 Additional or Substitute Collateral. In case of a decline in the market value of the Secured Property, or any part thereof, IDED may require that additional or substitute collateral of quality and value satisfactory to IDED be pledged as Secured Property for this Award. The Business shall provide such additional or substitute collateral Secured Property within 20 days of the date of the request for additional or substitute collateral to secure this Award in an amount equal to or greater than the amount of outstanding Award funds.

                                    ARTICLE 7
                         REPRESENTATIONS AND WARRANTIES

The Business represents and warrants to IDED as follows:

     7.1 Organization and Qualifications. The Business is duly organized, validly existing and in good standing as a corporation under the state of its incorporation. The Business has full and adequate power to own its property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the property owned or leased by it requires such licensing or qualifying, except where the failure to so qualify would not have a material adverse effect on the Business's ability to perform its obligations hereunder.

     7.2 Authority and Validity of Obligations. The Business has full right and authority to enter into this Master Contract and the Funding Agreements and to make the borrowings herein provided for. The person signing this Master Contract and the Funding Agreements has full authority to:
     a) sign this Master Contract and the Funding Agreements, and
     b) issue Promissory Notes on behalf of the Business, and
     c) secure Business's obligations under this Master Contract and the Funding
     Agreements, and
     d) perform each and all of the obligations under the Master Contract and its Funding Agreement.

The Master Contract and Funding Agreement documents delivered by the Business have been duly authorized, executed and delivered by the Business and constitute the valid and binding obligations of the Business and enforceable against it in accordance with their terms. This Master Contract, the Funding Agreements and related documents do not contravene any provision of law or any judgment, injunction, order or decree binding upon the Business or any provision of the articles of organization or operating agreement of the Business, contravene or constitute a default under any covenant, indenture or contract of or effecting the Business or any of its properties.

     7.3 Use of Proceeds. The Business hereby agrees to use Award proceeds only for the Project and for the activities described in Exhibit C, Description of the Project and Award Budget, this Master Contract and the Funding Agreements.
Use of Award proceeds shall conform to the Budget for the Project as detailed in
Exhibit C. The Business represents that there are legally enforceable commitments in place from the funding sources identified for the Project in
Exhibit C.

     7.4 Subsidiaries. The Business has no Subsidiaries on the Contract
Effective Date.

Contract # P0607M01032                                 Master  updated  06/27/06

     7.5 Financial Reports. The balance sheet of the Business furnished to IDED as of the Contract Effective Date, fairly presents its financial condition as at said date in conformity with GAAP applied on a consistent basis,. The Business has no contingent liabilities which are material to it, other than as indicated
on such financial statements or, with respect to future periods, on the financial statements furnished to IDED.

     7.6 No Material Adverse Change. Since the Award Date, there has been no change in the condition (financial or otherwise) or business prospects of the
Business, except those occurring in the ordinary course of business, none of which individually or in the aggregate have been materially adverse. To the knowledge of the Business, there has been no material adverse change in the condition of the Business (financial or otherwise) or the business prospects of the Business

     7.7 Full Disclosure; Business's Financial Assistance Application. The
statements and other information furnished to the IDED by Business in its
Financial Assistance Application and in connection with the negotiation of this
Master Contract and the Funding Agreements do not contain any untrue statements of a material fact or omit a material fact necessary to make the material statements contained herein or therein not misleading. The IDED acknowledges that as to any projections furnished to the IDED, the Business only represents that the same were prepared on the basis of information and estimates it believed to be reasonable.

     7.8 Trademarks, Franchises and Licenses. The Business owns, possesses, or has the right to use all necessary patents, licenses, franchises, trademarks, trade names, trade styles, copyrights, trade secrets, know how and confidential commercial and proprietary information to conduct its businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade name, trade style, copyright or other proprietary right of any other Person. As used in this Master Contract, "Person" means an individual, partnership, corporation, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

     7.9 Governmental Authority and Licensing. The Business has received all licenses, permits, and approvals of all Federal, state, local, and foreign governmental authorities, if any, necessary to conduct its businesses, in each case where the failure to obtain or maintain the same could reasonably be expected to have a material adverse effect. No investigation or proceeding which, if adversely determined, could reasonably be expected to result in revocation or denial of any material license, permit, or approval is pending or, to the knowledge of the Business threatened.

     7.10 Litigation and Other Controversies. There is no litigation or governmental proceeding pending, nor to the knowledge of the Business threatened, against the Business which if adversely determined would result in any material adverse change in the financial condition, Properties, business or operations of the Business, nor is the Business aware of any existing basis for any such litigation or governmental proceeding.

     7.11 Good Title. The Business has good and defensible title (or valid leasehold interests) to all of its Property (including, without limitation, the
Secured Property) reflected on the most recent balance sheets furnished to the
IDED (except for sales of assets in the ordinary course business).

     7.12 Taxes. All tax returns required to be filed by the Business in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees and other governmental charges upon the Business or upon any of its property, income or franchises, which are shown to be due and payable in such returns, have been paid, except such taxes, assessments, fees and governmental charges, if any, as are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under

                                       10

Contract # P0607M01032                                 Master  updated  06/27/06

contest and as to which adequate reserves established in accordance with GAAP have been provided. The Business knows of no proposed additional tax assessment against it for which adequate provisions in accordance with GAAP have not been made on its accounts. Adequate provisions in accordance with GAAP for taxes on the books of the Business have been made for all open years, and for their current fiscal period.

     7.13 Other Contracts. The Business is not in default under the terms or any covenant, indenture or contract of or affecting either the Business or any of its properties, which default, if uncured, would have a material adverse effect on its financial condition, properties, business or operations.

     7.14 No Default. No Default or Event of Default has occurred or is continuing.

     7.15 Compliance with Laws. The Business is in compliance with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to the business operations of the Business and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes or substances, non-compliance with which could have a material adverse effect on the financial condition, properties, business or operations of the Business. The Business has not received notice to the effect that its operations are not in compliance with any of the requirements of applicable federal, state or local environmental or health and safety statutes and regulations or are the subject of any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could have a material adverse effect on the financial condition, properties, business or operations of the Business.

     7.16 Effective Date of Representations and Warranties. The warranties and representations of this Article are made as of the Contract Effective Date and shall be deemed to be renewed and restated by the Business at the time each request for disbursement of funds is submitted to the IDED.

                                    ARTICLE 8
                                    COVENANTS

     The Business agrees that, for the duration of this Master Contract and the
Funding Agreements:

     8.1 Maintain Existence in Iowa. The Business shall at all times preserve and maintain its existence as a corporation in good standing and maintain the
Project in Iowa. The Business will preserve and keep in force and affect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights and other proprietary rights necessary to the proper conduct of its respective business.

     8.2 Job Obligations.

         (a) Jobs and Wages. By the Project  Completion Date, the Business shall create/retain the number of FTE Created Jobs, Retained Jobs, Qualifying Jobs and
Non-qualifying Jobs above the Business' Employment Base and, if applicable,  the
Statewide  Employment  Base,  and maintain the jobs through the Job  Maintenance
Period,  all as  detailed  in Exhibit D. The  Business  shall pay the wage rates identified in Exhibit D.

     (b) Benefits. The Business shall provide and pay for the eligible benefits described in Exhibit A, Business's Financial Assistance Application, with an
Average Benefit Value calculated by IDED and shown in Exhibit D. During the
Contract period the Business may adjust the benefit package provided the Average
Benefit Value is not decreased and provided the benefit package includes eligible

                                       11
Contract # P0607M01032                                 Master  updated  06/27/06

benefits. For purposes of this Contract, "Eligible benefits" means, medical and dental insurance plans, pension and profit-sharing plans, child care services, life insurance coverage, vision insurance plan, and disability coverage.

     8.3 Performance Obligations. By the Project Completion Date, Business shall complete the Project, make the total investment pledged for the Project, and comply with all other performance requirements described in this Master Contract and the Funding Agreements. The Business shall promptly provide IDED with written notice of any major changes that would impact the success of the
Project.

     8.4 Maintenance of Properties. The Business shall maintain, preserve and keep its properties in good repair, working order and condition (ordinary wear and tear excepted) and will from time to time make all needful and proper repairs, renewals, replacements, additions and betterments thereto so that at all time the efficiency thereof shall be fully preserved and maintained in accordance with prudent business practices.

     8.5 Taxes and Assessments. The Business shall duly pay and discharge all taxes, rates, assessments, fees and governmental charges upon or against it against its properties, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves are provided therefore.

     8.6 Insurance. The Business shall insure and keep insured in good and responsible insurance companies, all insurable property owned by it which is of a character usually insured by Persons similarly situated and operating like properties against loss or damage from such hazards or risks as are insured by
Persons similarly situated and operating like properties; and the Business shall insure such other hazards and risks (including employers' and public liability risks) in good and responsible insurance companies as and to the extent usually insured by Persons similarly situated and conducting similar businesses. The
Business will upon request of the IDED furnish a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this
Article.

     8.7 Required Reports.

     (a) Review of Disbursement Requests and Reports. The Business shall prepare, sign and submit disbursement requests and reports as specified in this
Master Contract in the form and content required by IDED. The Business shall review all reimbursement requests and verify that claimed expenditures are allowable costs. The Business shall maintain documentation adequate to support the claimed costs.

     (b) Reports. The Business shall prepare, sign and submit the following reports to the IDED throughout the Contract period:

Report                          Due Date
Mid-Year  Status  Report...............July 31st for the period ending June 30th
End-of-Year Status Report Includes:....January 31st for the period ending Dec. 31st
- Public  Return on  Investment  (ROI) Update
- Payroll Register with all created and/or
  retained jobs highlighted and indicate
  the Project Jobs paying the required wage
- "Employer's Contribution and Payroll Report"
- For Enterprise  Zone awards,
  annual certification of compliance
  with the requirements of Iowa Code 15E.193, as required by
  15E.195(6).

                                       12
Contract # P0607M01032                                 Master  updated  06/27/06

End of Project Repotr...................Within 30 days of Project Completion Date

Report content: same items as End-of-Year Report

End of Job Maintenance Period Report....Within 30 days of the end of the Job
Report Content: same items as           Maintenance Period
End-of-Year Report

     (c) Additional Reports, Financials as Requested by IDED. The IDED reserves the right to require more frequent submission of any of the above reports if, in the opinion of the IDED, more frequent submissions would help improve the
Business's Project performance, or if necessary in order to meet requests from the Iowa General Assembly, the Department of Management or the Governor's
office. At the request of IDED, Business shall submit its annual financial statements completed by an independent CPA, or other financial statements including, but not limited to, income, expense, and retained earnings statements.

     8.8 Inspection and Audit. The Business will permit the IDED and its duly authorized representatives to visit and inspect any of the Business's properties, corporate books and financial records of the Business related to the
Project, to examine and make copies of the books of accounts and other financial records of the Business, and to discuss the affairs, finances and accounts of the Business with, and to be advised as to the same by, its officers, and independent public accountants (and by this provision the Business authorizes such accountants to discuss with the IDED and the IDED's duly authorized representatives the finances and affairs of the Business) at such reasonable time and reasonable intervals as the IDED may designate, but at least annually.

     8.9 Mergers, Consolidations and Sales. Without the written consent of the
IDED, which shall not be unreasonably withheld, the Business shall not be a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of all or any part of the Secured Property.

     8.10 Formation and Maintenance of Subsidiaries. The Business will not form or acquire any Subsidiary or transfer assets pledged as security for this Master
Contract to any subsidiary or affiliate without the written consent of the IDED, which shall not be unreasonably withheld.

     8.11 Compliance with Laws.
     (a) The Business will comply in all material respects with the requirements of all federal, state and local laws, rules, regulations and orders applicable to or pertaining to its properties or business operations including, but not limited to, all applicable environmental, hazardous waste or substance, toxic substance and underground storage laws and regulations, and the Business will obtain any permits, licenses, buildings, improvements, fixtures, equipment or its property required by reason of any applicable environmental, hazardous waste or substance, toxic substance or underground storage laws or regulations.

     (b) The Business shall comply in all material respects with all applicable federal, state, and local laws, rules, ordinances, regulations and orders applicable to the prevention of discrimination in employment, including the administrative rules of the Iowa Department of Management and the Iowa Civil
Rights Commission which pertain to equal employment opportunity and affirmative action.

     (c) The Business shall comply in all material respects with all applicable federal, state and local laws, rules, ordinances, regulations and orders applicable to worker rights and worker safety.

     (d) The Business shall comply with IDED's administrative rules for each program funding source, as identified in the Funding Agreements.

                                       13
Contract # P0607M01032                                 Master  updated  06/27/06

     8.12 Use of Award Proceeds. The Business will use the Award proceeds extended under this Master Contract and the Funding Agreements solely for the purposes set forth in Exhibit C.

     8.13 Changes in Business Ownership, Structure and Control. The Business
shall not materially change the ownership, structure, or control of the Business if it would adversely affect the Project. This includes, but is not limited to, entering into any merger or consolidation with any person, firm or corporation or permitting substantial distribution, liquidation or other disposal of
Business assets directly associated with the Project. Business shall provide
IDED with advance notice of any proposed changes in ownership, structure or control. The materiality of the change and whether or not the change affects the
Project shall be as reasonably determined by IDED.

     8.14 Notice of Meetings. The Business shall notify IDED at least two (2)
working days in advance of all meetings of the board of directors at which the subject matter of this Master Contract, the Funding Agreements, or the Project is proposed to be discussed. The Business shall provide IDED with copies if the agenda and minutes of such meetings and expressly agrees that a representative of IDED has a right to attend those portions of any and all such meetings where the Project, this Master Contract or the Funding Agreements are discussed.

     8.15 Notice of Proceedings. The Business shall promptly notify IDED of the initiation of any claims, lawsuits, bankruptcy proceedings or other proceedings brought against the Business which would adversely impact the Project.

     8.16 Accounting Records. The Business is required to maintain its books, records and all other evidence pertaining to this Master Contract and it Funding
Agreements in accordance with generally accepted accounting principles and such other procedures specified by IDED. These records shall be available to IDED, its internal or external auditors, the Auditor of the State of Iowa, the
Attorney General of the State of Iowa and the Iowa Division of Criminal
Investigations at all times during the Master Contract's and the Funding
Agreements' duration and any extensions thereof, and for three (3) full years from the Agreement Expiration Date.

     8.17 Restrictions. The Business shall not, without prior written disclosure to IDED and prior written consent of IDED, which shall not be unreasonably withheld, directly or indirectly:

     (a) Assign, waive or transfer any of Business's rights, powers, duties or obligations under this Master Contract or the Funding Agreements.

     (b) Sell, transfer, convey, assign, encumber or otherwise dispose of any of the Secured Property or the Project.

     (c) Place or permit any restrictions, covenants or any similar limitations on the Secured Property or the Project.

     (d) Remove from the Project site or the State all or substantially all of the Secured Property.

     (e) Create, incur or permit to exist any Lien of any kind on the Secured
Property.

     8.18 No Changes in Business Operations. The Business shall not materially change the Project or the nature of the Business and activities being conducted, or proposed to be conducted by Business, as described in the Business's approved application for funding, Exhibit A of this Master Contract, unless approved in writing by IDED prior to the change.

                                       14
Contract # P0607M01032                                 Master  updated  06/27/06

     8.19 Indemnification. The Business shall indemnify, defend and hold harmless the IDED, the State of Iowa, its departments, divisions, agencies, sections, commissions, officers, employees and agents from and against all losses, liabilities, penalties, fines, damages and claims (including taxes), and all related costs and expenses (including reasonable attorneys' fees and disbursements and costs of investigation, litigation, settlement, judgments, interest and penalties), arising from or in connection with any of the following:

     a)   Any claim, demand, action, citation or legal proceeding arising out of or resulting from the Project;
     b)   Any claim, demand, action, citation or legal proceeding arising out of or resulting from a breach by the Business of any representation or warranty made by the Business in this Master Contract or the Funding
          Agreements;
     c)   Any claim, demand, action, citation or legal proceeding arising out of or related to occurrences that the Business is required to insure against as provided for in this Master Contract or the Funding
          Agreements; and
     d)   Any claim, demand, action, citation or legal proceeding which results from an act or omission of the Business or any of their agents in its or their capacity as an employer of a person.

                                    ARTICLE 9
                         EVENTS OF DEFAULT AND REMEDIES

     9.1 Events of Default. Any one or more of the following shall constitute an
"Event of Default" hereunder:

     (a) Nonpayment. In the event of a missed payment under a Loan or in the event a Forgivable Loan is not forgiven and all or a portion of the Forgivable
Loan must be repaid by the Business, a default in the payment when due (whether by lapse of time, acceleration or otherwise) of any principal on the Promissory
Note(s), or default in payment for more than ten (10) Business Days of the due date thereof of any interest on the Promissory Note(s) or any fee or other obligation payable by the Business shall be an Event of Default; or

     (b) Noncompliance with Covenants. Default in the observance or performance of any covenant set forth in Article 8, for more than five (5) Business Days; or

     (c) Noncompliance with Security Documents. Default in the observance or performance of any term of any Security Documents beyond any applicable grace period set forth therein; or

     (d) Noncompliance with Master Contract. Default in the observance or performance of any other provision of this Master Contract; or

     (e) Noncompliance with Funding Agreements; Cross-Default. Default in the observance or performance of any other provision of any of the Funding
Agreements, including Events of Default identified in any of the Funding
Agreements; IDED may elect to declare the Business in default of this Master
Contract and any or all of the Funding Agreements if there is a default under any one of the Funding Agreements; or

     (f) Material Misrepresentation. Any representation or warranty made by the
Business in this Master Contract or the Funding Agreements or in any statement or certificate furnished by it pursuant to this Master Contract or the Funding
Agreements, or made in its Financial Assistance Application, or in connection with any of the above, proves untrue in any material respect as of the date of the issuance or making thereof; or

     (g) Lien Deficiencies. Any of the Security Documents shall for any reason fail to create a valid and perfected priority Lien in favor of the IDED in any
Secured Property pledged by Business; or

                                       15
Contract # P0607M01032                                 Master  updated  06/27/06

     (h) Judgment Over $100,000. Any judgment or judgments, writ or writs or warrant or warrants of attachment, or any similar process or processes in an aggregate amount in excess of $100,000 shall be entered or filed against the
Business or against any of its property and remains unvacated, unbonded or unstayed for a period of 30 days; or

     (i) Adverse Change in Financial Condition. Any change shall occur in the financial condition of the Business which would have a material adverse effect on the ability of the Business to perform under this Master Contract or the
Funding Agreements; or

     (j) Bankruptcy or Similar Proceedings Initiated. Either the Business shall
(1) have entered involuntarily against it an order for relief under the United
States Bankruptcy Code, as amended, (2) not pay, or admit in writing its inability to pay, its debts generally as they become due, (3) make an assignment for the benefit of creditors, (4) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (5) institute any proceeding seeking to have entered against it an order for relief under the
United States Bankruptcy Code as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, or (6) fail to contest in good faith any appointments or proceeding described in Article 9.1(k) below; or

     (k) Appointment of Officials. A custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for either the Business or any substantial part of any of its respective property, or a proceeding described in
Article 9.1(j) shall be instituted against either the Business and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) days; or

     (l) Insecurity. IDED shall in good faith deem itself insecure and reasonably believes, after consideration of all the facts and circumstances then existing, that the prospect of payment and satisfaction of the obligations under this Master Contract and/or the Funding Agreements, or the performance of or observance of the covenants in this Master Contract and/or the Funding
Agreements, is or will be materially impaired.

     (m) Failure to Submit Required Reports. The Business fails to submit complete reports by the required due dates as outlined in Article 8.7.

     (n) Layoffs, Relocation, or Closure. The Business experiences a substantial layoff, relocates a substantial portion of its business or its offices outside of Iowa, or closes its operations during the term of this Contract.

     9.2 Default Remedies. When an Event of Default has occurred and is continuing, the IDED may, by written notice to the Business:

     (a) terminate this Master Contract, the Funding Agreements and all of the obligations of IDED under this Master Contract and the Funding Agreements on the date stated in such notice, and

     (b) declare the principal and any accrued interest on the outstanding
Promissory Notes to be forthwith due and payable, including both principal and interest and all fees, charges and other amounts payable under this Master
Contract and the Funding Agreements, shall be and become immediately due and payable without further demand, presentment, protest or notice of any kind.

                                       16
Contract # P0607M01032                                 Master  updated  06/27/06

     9.3 Default Interest Rate. If an Event of Default occurs and remains uncured, a default rate of 6% shall apply to repayment of amounts due under this
Master Contract and the Funding Agreements. The default interest rate shall accrue from the first date Award funds are disbursed.

     9.4 Expenses. The Business agrees to pay to the IDED all expenses reasonably incurred or paid by IDED including reasonable attorneys' fees and court costs, in connection with any Default or Event of Default by the Business or in connection with the enforcement of any of the terms of this Master
Contract and the Funding Agreements.

     9.5 Notice of Default and Opportunity to Cure. If IDED has reasonable cause to believe that and Event of Default has occurred under this Master Contract and/or the Funding Agreements, IDED shall issue a written Notice of Default to the Business, setting forth the nature of the alleged default in reasonable specificity, and providing therein a reasonable period time, which shall not be fewer than thirty (30) days from the date of the Notice of Default, in which the
Business shall have an opportunity to cure, provided that cure is possible and feasible.

                                   ARTICLE 10
                                 MISCELLANEOUS.

     10.1 Timely Performance The parties agree that the dates and time periods specified in this Master Contract and the Funding Agreements, including the timelines established for the Project and more fully described in Exhibit C, are of the essence to the satisfactory performance of this Master Contract and the
Funding Agreements.

     10.2 State of Iowa Recognition. The Project shall permanently recognize, in a manner acceptable to IDED, the financial contribution to the Project made by the State of Iowa. For example, a sign or plaque acknowledging that the Project was funded in part by an Award from the State of Iowa, Iowa Department of
Economic Development.

     10.3 Choice of Law and Forum.
     (a) In the event any proceeding of a quasi-judicial or judicial nature is commenced in connection with this Master Contract or the Funding Agreements, the proceeding shall be brought in Des Moines, Iowa, in Polk County District Court for the State of Iowa, if such court has jurisdiction. If however, such court lacks jurisdiction and jurisdiction lies only in a United States District Court, the matter shall be commenced in the United States District Court for the
Southern District of Iowa, Central Division.

     (b) This provision shall not be construed as waiving any immunity to suit or liability, in state or federal court, which may be available to the IDED, the
State of Iowa or its members, officers, employees or agents.

     10.4 Governing Law. This Master Contract and the Funding Agreements and the
rights and duties of the parties hereto shall be governed by, and construed in accordance with the internal laws of the State of Iowa without regard to principles of conflicts of laws.

     10.5 Master Contract/Funding Agreement Amendments. Neither this Master
Contract nor any documents incorporated by reference in connection with this
Master Contract, including the Funding Agreements, may be changed, waived, discharged or terminated orally, but only as provided below:

     (a) Writing required. The Master Contract and the Funding Agreements may only be amended if done so in writing and signed by the Business and IDED; and
for those Funding Agreements

                                       17
Contract # P0607M01032                                 Master  updated  06/27/06

in which the Community is a signatory, by the Community, the Business and IDED.
Examples of situations requiring an amendment include, but are not limited to, time extensions, budget revisions, and significant alterations of existing activities or beneficiaries. No amendment will be valid until approved in writing by IDED.

     (b) IDED review. IDED will consider whether an amendment request is so substantial as to necessitate reevaluating the IDED's or IDED Board's original funding decision. An amendment may be denied by IDED if it substantially alters the circumstances under which the Project funding was originally approved.

     10.6 Notices. Except as otherwise specified herein, all notices hereunder shall be in writing (including, without limitation by fax) and shall be given to the relevant party at its address, e-mail address, or fax number set forth below, or such other address, e-mail address, or fax number as such party may hereafter specify by notice to the other given by United States mail, by fax or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices hereunder shall be addressed:

                  To the Business:
                         Southwest Iowa Renewable Energy LLC
                         David Denne, Chairman
                         2101 S. 42nd Ave.
                         Council Bluffs, IA 51501

                         E-mail:      kking@kingag.com
                         Telephone: 712.366.0392
                         Facsimile:  712.366.0394

         To the IDED at:
                         Iowa Department of Economic Development
                         Business Services
                         200 East Grand Avenue
                         Des Moines, Iowa 50309
                         Attention: Julie Malone, Business Services Project Manager

                         E-mail:  julie.malone@iowalifechanging.com
                         Telephone:             515.242.4872
                         Facsimile:             515.242.4832

Each such notice, request or other communication shall be effective (i) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Article and a confirmation of such facsimile has been received by the sender, (ii) if given by e-mail, when such e-mail is transmitted to the
e-mail address specified in this Article and a confirmation of such e-mail has been received by the sender, (iii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iv) if given by any other means, when delivered at the addresses specified in this Article.

     10.7 Headings. Article headings used in this Master Contract and the
Funding Agreements are for convenience of reference only and are not a part of this Master Contract or the Funding Agreements

                                       18
Contract # P0607M01032                                 Master  updated  06/27/06

for any other purpose.

     10.8 Final Authority. The IDED shall have the authority to reasonably assess whether the Business has complied with the terms of this Master Contract and the Funding Agreements. Any IDED determinations with respect to compliance with the provisions of this Master Contract and the Funding Agreements shall be deemed to be final determinations pursuant to Section 17A of the Code of Iowa
(2005).

     10.9 Waivers. No waiver by IDED of any default hereunder shall operate as a waiver of any other default or of the same default on any future occasion. No delay on the part of the IDED in exercising any right or remedy hereunder or under the Funding Agreements shall operate as a waiver thereof. No single or partial exercise of any right or remedy by IDED shall preclude future exercise thereof or the exercise of any other right or remedy.

     10.10 Counterparts. This Master Contract may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

     10.11 Survival of Representations. All representations and warranties made herein or in any other Master Contract/Funding Agreement document or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Master Contract and the Funding Agreements and the other Master
Contract/Funding Agreement documents and shall continue in full force and effect with respect to the date as of which they were made until all of Business's obligations or liabilities under this Master Contract and the Funding Agreements have been satisfied.

     10.12 Severability of Provisions. Any provision of this Master Contract or the Funding Agreements, which is unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Master Contract and or the Funding Agreements or any other Master Contract document may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Master Contract and the Funding Agreements and any other Master Contract document are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Master Contract or the
Funding Agreements or any other Master Contract document invalid or unenforceable.

     10.13 Successors and Assigns. This Master Contract and the Funding
Agreements shall be binding upon the Business and its respective successors and assigns, and shall inure to the benefit of the IDED and the benefit of their respective successors and assigns. The Business may not assign its rights hereunder or under any of the Funding Agreements without the written consent of the IDED, which consent will not be unreasonably withheld.

     10.14 Termination. This Master Contract and any of the Funding Agreements
can be terminated upon mutual, written agreement of the Business and IDED and, for amendments to Funding Agreements to which the Community is a signatory, the
Community.

     10.15 Integration. This Master Contract and the Funding Agreements contains the entire understanding between the Business and IDED relating to the Project and any representations that may have been made before or after the signing of this Master Contract and the Funding Agreements, which are not contained herein, are nonbinding, void and of no effect. None of the Parties have relied on any such prior representation in entering into this Master Contract and its Funding
Agreement.

                                       19
Contract # P0607M01032                                 Master  updated  06/27/06

     IN WITNESS WHEREOF in consideration of the mutual covenants set forth above and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties have entered into this
Master Contract and have caused their duly authorized representatives to execute this Master Contract, effective as of the latest date stated below (the
"Contract Effective Date").

FOR THE IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT:

BY:        /s/ Mike Blouin
        ----------------------------------
           Mike Blouin, Director

           11-21-06
        ----------------------------------
           Date

FOR THE BUSINESS:

BY:        /s/ Karol King
        ----------------------------------
           Signature

        ----------------------------------
           Typed Name and Title

           Nov - 03 - 06
        ----------------------------------
           Date

                                       20
Contract # P0607M01032                                 Master  updated  06/27/06

                                LIST OF EXHIBITS

   Exhibit A -     Business's Financial Assistance Application (on file with IDED),
                   Application # 07-HQJC-005 and 07-VAP-003

   Exhibit B -     Funding Agreements
                   B2-VAAPFAP Funding Agreement
                   B5-HQJCP Funding Agreement

   Exhibit C -     Description of the Project and Award Budget

   Exhibit D -     Job Obligations

                                       21
Contract # P0607M01032                                 Master  updated  06/27/06

                                                             (HQJCP) Funding
                                                         Agreement Exhibit A

              Investment Tax Credit Amortization Schedule Examples

Background Information:

Effective July 1, 2005, Investment Tax Credits (or Insurance Premium Tax
Credits) awarded to a Business by the Iowa Department of Economic Development
must be amortized equally over a 5-year period. The Department will determine the amortization schedule and include it in the Business' funding agreement.

Please note Investment Tax Credits (or Insurance Premium Tax Credits) are earned when the corresponding asset (e.g. the building, a piece of machinery &
equipment, etc.) is placed in service. "Placed in service" typically corresponds with the point in time when the Business can start depreciating the asset for tax purposes.

Earned Investment Tax Credits (or Insurance Premium Tax Credits) which cannot be used because of the amortization schedule or because the credits exceed the
Business' tax liability for that tax year may be carried forward for up to seven additional tax years.

Example #1

In this example, the Business is eligible to receive an Investment Tax Credit
(ITC) in the amount of $100,000. The ITC is earned on December 15, 2005 and may be carried forward until the tax year in which December 15, 2012 falls. The
Business' ITC amortization schedule follows:

Fiscal Year 2007 - July 1, 2005 - June 30, 2007               $20,000
Fiscal Year 2008 - July 1, 2006 - June 30, 2008               $20,000
Fiscal Year 2009 - July 1, 2007 - June 30, 2009               $20,000
Fiscal Year 2010 - July 1, 2008 - June 30, 2010               $20,000
Fiscal Year 2011 - July 1, 2009 - June 30, 2011               $20,000

As the ITC was earned in the first year, the Business may claim up to $20,000 on its tax return for that tax year. The Business' tax liability for that tax year is $15,000 therefore; the Business will carry forward $5,000 of unused credits.

ITC Earned - Total                                            $100,000
ITC Available to be Taken based on the Amortization Schedule  $ 20,000 (FY 2006)
Less ITC Claimed on Current Year's Tax Return                 $15,000
--------------------------------------------------------------------------------
ITC to be Carried Forward into Future Tax Year                 $  5,000

The following year the Business may claim up to $25,000 in ITCs on its tax return; $5,000 being carried forward from last year plus another $20,000 based on the amortization schedule. The Business' tax liability for the current tax year is $25,000.

ITC Earned - Total                                            $100,000
Less ITC Claimed to Date                                     $ 15,000
--------------------------------------------------------------------------------
ITC Remaining - Total                                         $ 85,000

ITC Available to be Taken based on the Amortization Schedule  $ 20,000 (FY 2007)
Plus ITC Carried Forward from Previous Year                   $ 5,000
Less ITC Claimed on Current Year's Tax Return                 $25,000
--------------------------------------------------------------------------------
ITC to be Carried Forward into Future Tax Year                $     0

The Business would be able to continue to take tax credits based on the amortization schedule and its tax liability each year. If this example were to continue, the tax credits could continue to be claimed until they are exhausted or until the carry forward period expires in the tax year in which December 15,
2012 falls.

Example #2

In this example,  the Business is eligible to receive an  Investment  Tax Credit
(ITC) in the amount of $500,000.  The ITC is earned on February 15, 2008 and may be carried  forward  until the tax year in which  February  15, 2015 falls.  The
Business' ITC amortization schedule follows:

Fiscal Year 2007 - July 1, 2005 - June 30, 2007                      $100,000
Fiscal Year 2008 - July 1, 2006 - June 30, 2008                      $100,000
Fiscal Year 2009 - July 1, 2007 - June 30, 2009                      $100,000
Fiscal Year 2010 - July 1, 2008 - June 30, 2010                      $100,000
Fiscal Year 2011 - July 1, 2009 - June 30, 2011                      $100,000

As the ITC was earned in the third year of the amortization schedule, the
Business may claim up to $300,000 on its tax return for that tax year ($100,000 per year for 3 years). The Business' tax liability for that tax year is $50,000 therefore; the Business will carry forward $250,000 of unused credits.

ITC Earned - Total                                                   $500,000

ITC Available to be Taken based on the Amortization Schedule         $300,000 (FY 2006 -FY 2008)
Less ITC Claimed on Current  Year's Tax Return                       $ 50,000
--------------------------------------------------------------------------------
ITC to be Carried Forward into Future Tax Year                       $250,000

The following year the Business may claim up to $350,000 in ITCs on its tax return; $250,000 being carried forward from last year plus another $100,000 based on the amortization schedule. The Business' tax liability for the current tax year is $60,000.

ITC Earned - Total                                                   $500,000
Less ITC Claimed to Date                                             $ 50,000
--------------------------------------------------------------------------------
ITC Remaining - Total                                                $450,000

ITC Available to be Taken based on the Amortization Schedule         $100,000 (FY 2009)
Plus ITC Carried Forward from Previous Year                          $250,000
Less ITC Claimed on Current Year's Tax Return                        $ 60,000
--------------------------------------------------------------------------------
ITC to be Carried Forward into Future Tax Year                       $290,000

The following year the Business may claim up to $390,000 in ITCs on its tax return; $290,000 being carried forward from last year plus another $100,000 based on the amortization schedule. The Business' tax liability for the current tax year is $50,000.

ITC Earned - Total                                                   $500,000
Less ITC Claimed to Date                                             $110,000
--------------------------------------------------------------------------------
ITC Remaining - Total                                                $390,000

ITC Available to be Taken based on the Amortization Schedule         $100,000 (FY 2010)
Plus ITC Carried Forward from Previous Year                          $290,000
Less ITC Claimed on Current Year's Tax Return                        $ 50,000
--------------------------------------------------------------------------------
ITC to be Carried Forward into Future Tax Year                       $340,000

After FY 2010, the Business is no longer subject to the amortization schedule and therefore, it would be able to continue to take tax credits based on its tax liability each year. If this example were to continue, the tax credits could continue to be claimed until they are exhausted or until the carry forward period expires in the tax year in which February 15, 2015 falls.

EXAMPLE:                                               (VAP) Fundinq
Business Job                                           Aqreement Exhibit B
Shortfall Calculation
                                       VAP

                       Southwest Iowa Renewable Energy LLC
                      FUNDING AGREEMENT #: 07-VAPIVFGF-003
                         $ 200,000 L/FL / July 20, 2006
                  ($100,000 0% Loan, $100,000 Forgivable Loan)

A.   FORGIVABLE LOAN - JOB SHORTFALL CALCULATION

     50 jobs pledged, 42 jobs attained;     84% of pledged jobs attained, 16 % shortfall

     $75,000 (forgivable loan amount) x 16% = $12,000

     Forgivable Loan Job Shortfall Balance due = $12,000

B.   FORGIVABLE LOAN -- INTEREST PENALTY CALCULATION

     CEBA funds disbursed on 11-1-00.       Project Completion Date was 6-30-03.

     Interest penalty = job shortfall balance x 6% x number of years from disbursement of funds to Project Completion Date

     ($12,000 x 6% x 2.67 years) = $1,922.40

     Forgivable Loan Net Interest Penalty due = $1,922.40

C.   LOAN BALANCE -- INTEREST PENALTY CALCULATIONS

     Loan balance as of 7-21-05 = $15,797.58

     84% of remaining loan balance stays at 0% interest = ($15,797.58 x .84) = $13,269.97

     16% of remaining loan balance changes to 6% interest = ($15,797.58 x .16) = $2,527.61

     Interest penalty = 16% of remaining loan balance x 6% x 2

     .67 years

     ($2,527.61 x 6% x 2.67 years) = $404.92

     Loan Net Interest Penalty due = $404.92

D.   REPAYMENT TERMS & SCHEDULE

     1. Total Net Interest  Penalty due is $2,327.32  ($1,922.40 + $404.92).
     2. Total Forgivable Loan amount due is $12,000.
     3. Remaining  Loan Balance as of 7-21-05 will be  $15,797.58  and will be  re-amortized  to  convert  16% of that  balance to 6%
        interest over remaining term of loan.

                                           Master FA Exhibit B updated 12-30-05

                                                                  EXHIBIT B - 2

--------------------------------------------------------------------------------
                            VAAPFAP FUNDING AGREEMENT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BUSINESS:                          Southwest Iowa Renewable Energy LLC
                                   -----------------------------------
MASTER CONTRACT NUMBER:            # P0607M01032
                                   -----------------------------------
FUNDING AGREEMENT NUMBER:          # 07-VAPIVFGF-003
                                   -----------------------------------
AWARD TYPE:                        Loan/Forgivable Loan
                                   -----------------------------------
AMOUNT:                            $200,000
                                   -----------------------------------

--------------------------------------------------------------------------------

     THIS VAAPFAP FUNDING AGREEMENT is made by and between the IOWA DEPARTMENT
OF ECONOMIC DEVELOPMENT, 200 East Grand Avenue, Des Moines, Iowa 50309 ("IDED")
and the business identified above ("Business"), effective as of the effective as of the latest date stated in the last page of the Master Contract identified above.

     WHEREAS, the Business has executed the Master Contract described above with the IDED pursuant to an Award on the Award Date stated in the Master Contract to the Business for the Project; and

     WHEREAS, the Master Contract specifies that for each program funding source the IDED and the Business shall enter into a Funding Agreement; and

     WHEREAS, this Funding Agreement contains additional terms and conditions for the award of VAAPFAP funds and

     NOW, THEREFORE, the Business accepts the terms and conditions set forth in this Funding Agreement and the Master Contract for the funding of the Project.
In consideration of the mutual promises contained in the Master Contract and this VAAPFAP Funding Agreement and other good and valuable consideration, it is agreed as follows:

1.0  Master Contract. Unless otherwise specified in this VAAPFAP Funding
     Agreement the definitions, terms, conditions, and provisions contained in the Master Contract are applicable to this VAAPFAP Funding Agreement.

2.0  Definitions. As used in this Agreement, the following terms shall apply:

          2.1 Agreement Expiration Date. Expiration of this VAAPFAP Funding
     Agreement occurs upon the happening of one of the following events, whichever occurs first:
               (a) IDED's determination that the Business has fully met the requirements of the VAAPFAP Funding Agrteement, including repayment of all amounts due hereunder, and IDED closes out this VAAPFAP Funding
          Agreement.
               (b) An Event of Default occurs that is not remedied within the time period allowed under the Master Contract.
               (c) If no disbursement of VAAPFAP funds has occurred within twenty-four (24) months of the Award Date (as defined in the Master
          Contract).

               (d) This VAAPFAP Funding Agreement is terminated upon mutual, written agreement of the Business and IDED.

          2.2 VAAPFAP. "VAAPFAP" means the Value-Added Agricultural Products and
     Processes Financial Assistant Program established in Iowa Code section
     15E.111. The source of funding for this VAAPFAP Funding Agreement is an appropriation by the State legislature.

 3.0 Terms of VAAPFAP Award. VAAPFAP funds have been awarded to assist the Business with the Project. The terms of the VAAPFAP Award are as follows:

     3.1 Loan. $100,000, 60 months, 0% interest rate

     3.2 Forgivable Loan. $100,000 36 months

     3.3 Terms of Forgiveness. IDED will, in its sole discretion, determine if the Business has satisfied the terms of this VAAPFAP Funding Agreement, including fulfillment of the Job Obligations and construction of a 100 million gallon ethanol production facility, by the Project Completion Date as shown in
Master Contract Exhibit D. If IDED determines that the Business has satisfied said terms and has continued to satisfy said terms through the Job Maintenance
Period, then barring any other default, repayment of principal and interest which would otherwise have accrued for the time period beginning with the Award
Date and ending with the Project Completion date shall be permanently waived. If
IDED does not waive repayment, the Forgivable Loan shall be repaid as described in Article 5.2(b) of this VAAPFAP Funding Agreement.

     3.4 Maximum funds available for Proiect. It is expressly understood and agreed that the maximum amounts to be paid to the Business by IDED for this
VAAPFAP Funding Agreement shall not exceed the amount stated on page one of this
VAAPFAP Funding Agreement.

     3.5 Promissory note(s). The obligation of the Business to repay the Loan and Forgivable Loan shall be evidenced by a Promissory Note(s) executed by the
Business.

     3.6 Business' Job Obligation. The Business' Job Obligations are as
described in Master Contract Exhibit D. These jobs shall be maintained through the Project Maintenance Period.

4.0 Conditions to Disbursement. In addition to the conditions to disbursement described in the Master Contract, Business shall meet the following conditions before IDED will release VAAPFAP funds:

     4.1 Funds to be released upon evidence of steam from the power plant to replace natural gas.

5.0 Default; Remedies upon Default.

     5.1 The term of the Master Contract regarding Events of Default and
Remedies govern this VAAPFAP Funding Agreement. The following are additional
Events of Default for this VAAPFAP Funding Agreement:

     No other specific default events

                                      -2-

Master Contract #P0607M01032
Funding Agreement #07-VAPIVFGF-003                   Master FA updated 09/30/05

     5.2 The following are Default Remedies available to IDED in addition to those specified in the Master Contract:

     (a) Repayment of Loan - Failure to Meet Job Obligation. If the Business
meets less that 100% of its Job Obligations, the IDED may require full repayment of the Loan, as permitted under the Master Contract. IDED may also elect to allow repayment on a pro rata basis as described below:

     If the Business received a Loan at a rate below 6% (the annual interest rate for default set by the IDED Board), the unpaid principal amount of the
     Loan may be prorated between the percentage of FTE Jobs created/retained and the percentage of the shortfall.

     The shortfall principal portion may be amortized over the remaining term of the Loan, beginning at the Project Completion Date, at a default rate of 6%
     (the annual interest rate set rate set by the IDED Board). Interest will be charged beginning from the date Loan proceeds were disbursed to the
     Community for the Business; interest accrued from this date will be due immediately. The pro rata portion of the Loan associated with the percentage of FTE Jobs created will be amortized at the original Loan rate and term.

     (b) Repayment of Forgivable Loan - Failure to Meet Job Obligations. If the
Business has fulfilled 50% or more of its Job Obligations, a pro rata percentage will be forgiven for each new FTE job created/retained at the time the repayment amount is calculated (e.g. at the Project Completion Date or the date an Event of Default occurred) Any balance (shortfall) will be amortized over a two (2)
year period (beginning at the at the time the repayment amount is calculated
(e.g. at the Project Completion Date or the date an Event of Default occurred)
at six (6%) percent interest per annum with equal monthly payments, and, interest will be charged at six (6%) percent per annum from the date of the first VAAPFAP disbursement on the shortfall amount with that amount accrued as of the Project Completion Date being due and payable immediately.

     (c) Repayment -- Time Allowed. If the IDED has allowed repayment of the
Forgivable Loan on a pro rata basis as described in paragraph "b" above, that amount is immediately due and payable. If the Business has a current Loan balance, the amount owed on the Forgivable Loan may be combined with the amount owed on the Loan to reflect a single monthly payment. This combined loan shall be repaid over the time period remaining

     (d) Example. VAAPFAP Funding Agreement Exhibit B is an example of how these repayment calculations will be applied.

6.0 Reports.
     6.1 The terms of the Master Contract regarding Required Reports are applicable to this VAAPFAP Funding Agreement.

7.0 Incorporated documents. The following documents are hereby incorporated by this reference:
     1.   The Master Contract and its Exhibits.
     2.   VAAPFAP Funding Agreement Exhibit A1 -- Forgivable Loan Promissory
          Note, and VAAPFAP Funding Agreement Exhibit A2 -- Loan Promissory Note

                                      -3-

Master Contract #P0607M01032
Funding Agreement #07-VAPIVFGF-003                   Master FA updated 09/30/05

     3.   VAAPFAP Funding Agreement Exhibit B - Example: Business Job Shortfall
          Calculation.

     IN WITNESS WHEREOF, the parties have executed this VAAPFAP Funding
Agreement:

BUSINESS:

              BY: /s/ Karol King
                 -------------------------------------
                      Signature

                      Karol King, Chairman
                --------------------------------------
                      Typed Name and Title00

                      Nov - 03 - 06
                --------------------------------------
                      Date

 IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT:

              BY:     /s/ Mike Blouin
                --------------------------------------
                      Mike Blouin, Director

                      11-21-06
                --------------------------------------
                      Date

                                      -1-

Master Contract #P0607M01032
Funding Agreement #07-VAPIVFGF-003                   Master FA updated 09/30/05

--------------------------------------------------------------------------------
VAAPFAP Funding Agreement Exhibit Al- Forgivable Loan Promissory Note
--------------------------------------------------------------------------------

                                          PROMISSORY NOTE

     FOR VALUE RECEIVED, the undersigned promises, in the event this Forgivable
Loan is not forgiven, to pay to the order of the IOWA DEPARTMENT OF ECONOMIC
DEVELOPMENT, at its office at 200 East Grand, Des Moines, Iowa 50309, the sum of
ONE HUNDRED THOUSAND DOLLARS ($100,000) with interest at a rate of 0% unless an
Event of Default occurs, in which case interest shall be at the default rate set forth in Contract number P0607M01032 ("Contract"). The terms and conditions by which forgiveness of this Loan may occur are as specified in the Contract.

Interest shall first be deducted from the payment and any balance shall be applied on principal. Upon default in payment of any interest, or any installment of principal, the whole amount then unpaid shall become immediately due and payable at the option of the holder.

The undersigned, in case of suit on this note, agrees to pay on demand all costs of collection, maintenance of collateral, legal expenses, and attorneys' fees incurred or paid by the holder in collecting and/or enforcing this Note on default.

This note shall be secured by the Security specified in the Contract.

Makers, endorsers and sureties waive demand of payment, notice of non-payment, protest and notice. Sureties, endorsers and guarantors agree to all of the provisions of this note, and consent that the time or times of payment of all or any part hereof may be extended after maturity, from time to time, without notice.

                                    Southwest Iowa Renewable Energy LLC

                                    By: /s/ Karol King
                                       -------------------------------------
                                    Karol King, Chairman

                                    Address:   2101 So. 42nd Ave.
                                               Council Bluffs, IA  51501

                                    Date        Nov - 03 - 06
                                         -----------------------------------

--------------------------------------------------------------------------------
  VAAPFAP Funding Agreement Exhibit A2- Loan Promissory Note
--------------------------------------------------------------------------------

                                 PROMISSORY NOTE

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of the
IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT, at its office at 200 East Grand, Des
Moines, Iowa 50309, the sum of ONE HUNDRED THOUSAND DOLLARS ($100,000) with interest thereon at ZERO PERCENT (0%) to be paid as follows:

          60 monthly payments of $1,666.67 beginning on the first day of the fourth month from the date Award funds are disbursed. Final payment may vary depending upon dates payments are received.

     Interest shall first be deducted from the payment and any balance shall be applied on principal.

     Upon default in payment of any interest, or any installment of principal, the whole amount then unpaid shall become immediately due and payable at the option of the holder.

     The undersigned, in case of suit on this note, agrees to pay on demand all costs of collection, maintenance of collateral, legal expenses, and attorneys' fees incurred or paid by the holder in collecting and/or enforcing this Note on default.

     This note shall be secured by the Security specified in the Contract.

     Makers, endorsers and sureties waive demand of payment, notice of non-payment, protest and notice. Sureties, endorsers and guarantors agree to all of the provisions of this note, and consent that the time or times of payment of all or any part hereof may be extended after maturity, from time to time, without notice.

                                          Southwest Iowa Renewable Energy LLC

                                          By:       /s/ Karol King
                                              ----------------------------------
                                             Karol King, Chairman

                                           Address:   2101 So. 42nd Ave.
                                                      Council Bluffs, IA  51501

                                           Date:  Nov - 03 - 06
                                                --------------------------------

                                                                   EXHIBIT B - 5

-------------------------------------------------------------------------------
                             HQJCP FUNDING AGREEMENT
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BUSINESS:                            Southwest Iowa Renewable Energy LLC
                                     ------------------------------------
COMMUNITY:                           Pottawattamie County
                                     ------------------------------------
MASTER CONTRACT NUMBER:              P0607M01032
                                     ------------------------------------
FUNDING AGREEMENT NUMBER:            07-HQJC-005
                                     ------------------------------------

JOB CREATION PERIOD:                 July 31, 2011
                                     ------------------------------------
JOB MAINTENANCE PERIOD:              July 31, 2013
                                     ------------------------------------

--------------------------------------------------------------------------------

     THIS HIGH QUALITY JOB CREATION PROGRAM (HQJCP) FUNDING AGREEMENT is made by and among the IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT, 200 East Grand Avenue,
Des Moines, Iowa 50309 ("IDED"), the business identified above ("Business"), and the community identified above ("Community"), effective as of the Contract
Effective Date stated in the Master Contract identified above.

     WHEREAS, the Department has found the Business' application to be consistent with the requirements of the Act and the administrative rules adopted by the Department for the HQJCP -- 261 Iowa Administrative Code, Chapter 68; and

     WHEREAS, the Business has been approved by the Department to receive certain tax incentives and assistance; and

     WHEREAS, the Business has executed the Master Contract described above with the IDED pursuant to an Award on the Award Date stated in the Master Contract to the Business for the Project; and

     WHEREAS, the Master Contract specifies that for each program funding source the IDED and the Business shall enter into a Funding Agreement; and

     WHEREAS, this HQJCP Funding Agreement contains additional terms and conditions for the award of HQJCP benefits; and

     NOW, THEREFORE, the Business and Community accept the terms and conditions set forth in this HQJCP Funding Agreement and the Master Contract for the funding of the Project. In consideration of the mutual promises contained in the
Master Contract and this HQJCP Funding Agreement and other good and valuable consideration, it is agreed as follows:

1.0 Master Contract. Unless otherwise specified in this HQJCP Funding Agreement, the definitions, terms, conditions, and provisions contained in the Master
Contract are applicable to this HQJCP Funding Agreement. The following provisions in the Master Contract do not apply to this HQJCP Funding Agreement:

Article 3.1(b) -  Definition  of  "Project  Completion  Date" and "Job
                  Maintenance  Period."  [The HQJC  program has  different  time periods for these activities.]

Master Contract #  P0607M01032
Funding Agreement #  07-HQJC-005

Article 4.3 -- Repayment obligation. [No promissory note required for tax credits.]

Article 5.1(c) -- Promissory Notes. [Execution of note is not a condition precedent to receipt of tax credit benefits]

Article 5.1(g) -- Security Documents. [Execution of Security Documents is not a
                  condition precedent to receipt of tax credit benefits].

Article 5.1(m) -- Requests for disbursement. [Not required for tax credit program benefits.]

Article 5.2 -- Prior costs. [Not applicable to tax credit program benefits.]

Article 5.3 -- Cost variation. [Not applicable to tax credit program benefits.]

Article 5.5 -- Investment of Award Proceeds. [No proceeds in tax credit programs.]

Article 6 -- Security, Cross-collateralization.. [Not applicable to tax credit program benefits.]

Article 9.1(a) -- Nonpayment as an Event of Default. [Not applicable because there are no loan payments in tax credit programs].

Article 9.1(c) -- Noncompliance with Security Documents as an Event of Default.
                 [Not applicable because there are no Security Documents required in tax credit programs].

Article 9.1(g) -- Lien Deficiencies as an Event of Default. [Not applicable because there are no Security Documents required in tax credit programs.]

1.0  Definitions. As used in this HQJCP Funding Agreement, the following terms shall apply:

     2.1 Agreement Expiration Date. Expiration of this HQJCP Funding Agreement occurs upon the happening of one of the following events, whichever occurs first:

     (a) IDED's determination that the Business has fully met the requirements of the HQJCP Funding Agreement, including meeting its job creation and maintenance requirements, and IDED closes out this HQJCP Funding Agreement.
     (b) An Event of Default occurs that is not remedied within the time period allowed under the Master Contract.
     (c) This HQJCP Funding Agreement is terminated upon mutual, written agreement of the Business, the Community and IDED.

     2.2 HQJCP "HQJCP" means the High Quality Job Creation Program. The HQJCP is authorized by 2005 Iowa Acts, House File 868.

     2.3 HQJCP Award. "HQJCP Award" means IDED's approval of the Business's
Financial Assistance Application for the Project. This HQJCP Award authorizes the Business to receive HQJCP Program benefits.

     2.4 Average County Wage. "Average County Wage" means the average the
Department calculates using the most current four quarters of wage and employment information as provided in the Quarterly Covered Wage and Employment
Data report as provided by the Iowa department of workforce

Master Contract #  P0607M01032
Funding Agreement #  07-HQJC-005                      Master FA updated 11/10/05

development. Agricultural/mining and governmental employment categories are deleted in compiling the wage information.

     2.5 "Annual Base Rent". "Annual Base Rent" means the Business' annual lease payment minus taxes, insurance, and operating or maintenance expenses.

     2.6 Full-time Equivalent (FTE) Job. "Full-time Equivalent (FTE) Job" means the employment of one person:
     (a)  For 8 hours per day for a 5-day, 40-hour workweek for 52 weeks per year, including paid holidays, vacations and other paid leave, or
     (b)  For the number of hours or days per week, including paid holidays, vacations and other paid leave, currently established by schedule, custom, or otherwise, as constituting a week of full-time work for the kind of service an individual performs for an employing unit.

     2.7 High Quality Jobs. "High Quality Jobs" means created jobs that, at minimum, have a starting wage including benefits equal to or greater than $17.72 as shown in Master Contract Exhibit D, Job Obligations.

     2.8 Project. "Project" means the detailed description of the work, services, and other obligations to be performed or accomplished by the Business and Community as described in the Master Agreement Exhibit C (Description of
Project and Award Budget) and Master Agreement Exhibit A (Business's Financial
Assistance Application) for which the Business has been approved to receive certain tax credit benefits.

     2.9 Project Completion Date. "Project Completion Date" means (1) for new manufacturing facilities, the first date upon which the average annualized production of finished product for the preceding ninety-day period at the manufacturing facility operated by the Business is at least fifty percent of the initial design capacity of the facility; or (2) for existing or non-manufacturing facilities, the date of completion of all improvements necessary for the start up, location, expansion or modernization of business.
This definition of "Project Completion Date" is only used for purposes of claiming the refund of sales, service and use taxes or the corporate tax credit for certain sales taxes paid, if applicable.

     2.10 "Project Jobs" means the number of new Full-time Equivalent (FTE) Jobs created by the location or expansion of the Business in the High Quality Job
Creation Program, as shown in Master Contract Exhibit D.

3.0 High Quality Job Creation Program Benefits.

     3.1 Benefits Available. The following High Quality Job Creation Program benefits are available to the Business under this HQJCP Funding Agreement:

     (a)  Investment Tax Credit

          (i)  The Business may claim an investment tax credit as provided in
               Iowa Code section 15.333. An investment tax credit may be claimed up to 5% of the qualifying expenditures, as defined below in subparagraph (iv), directly related to new jobs created by the start-up, location, expansion, or modernization of the approved business under the program. The Business shall not claim an investment tax credit in excess of $6,922,308 or as reflected in the final award amount that is approved by the

Master Contract #  P0607M01032
Funding Agreement #  07-HQJC-005                      Master FA updated 11/10/05

               Department at the conclusion of the Project. The credit is to be taken in the year the qualifying asset is placed in service. Any credit in excess of the tax liability for the tax year may be credited to the tax liability for the following seven years or until depleted, whichever occurs first.

          (ii) The tax credit shall be amortized equally over a five-year period which the Department will, in consultation with the eligible business, define. The five-year amortization period is specified below:

                              Amortization Schedule

              ------------------------------------------ -----------------------
              July 1, 2006 - June 30, 2007               $1,384,461.60
              ------------------------------------------ -----------------------
              July 1, 2007 - June 30, 2008               $1,384,461.60
              ------------------------------------------ -----------------------
              July 1, 2008 - June 30, 2009               $1,384,461.60
              ------------------------------------------ -----------------------
              July 1, 2009 - June 30, 2010               $1,384,461.60
              ------------------------------------------ -----------------------
              July 1, 2010 - June 30, 2011               $1,384,461.60
              ------------------------------------------ -----------------------

          (iii) HQJCP Funding Agreement Exhibit A, "Investment Tax Credit
               Amortization Schedule Examples," illustrates how the 5-year amortization requirement will be applied.

          (iv) The qualifying expenditures eligible for the investment tax credit are:

               1.   The purchase price of real property and any buildings and
                    structures located on the real property.

               2.   The cost of improvements made to real property which is used in operation of the Business.

               3.   The costs of machinery and equipment, as defined in Iowa
                    Code section 427A.1(1) "e" and "j," purchased for use in the operation of the approved Business and which the purchase
                    price have been depreciated in accordance with generally
                    accepted accounting principles.

               4.   The Annual Base Rent paid to a third-party developer by an approved Business for a period equal to the term of the
                    lease agreement but not to exceed the maximum term of the
                    agreement, provided the cumulative cost of the base rent
                    payments for that period does not exceed the cost of the
                    land the third-party developer's costs to build or renovate the building for the approved Business. Annual base rent
                    shall only be considered when the project includes the
                    construction of a new building or the major renovation of an existing building. The approved Business shall enter into a lease agreement with the third-party developer for a minimum of five years.

          (b) Refund Of Sales, Service And Use Taxes Paid To Contractors Or
     Subcontractors. The Business is eligible for a refund of sales, service and use taxes paid to contractors and subcontractors as authorized in Iowa Code section 15.331A.

          (i)  The Business may apply for a refund of the sales and use taxes paid under Iowa Code chapters 422 and 423 for gas, electricity, water or sewer utility services, goods, wares, or merchandise, or on services

Master Contract #  P0607M01032
Funding Agreement #  07-HQJC-005                      Master FA updated 11/10/05

               rendered, furnished, or performed to or for a contractor or subcontractor and used in the fulfillment of a written contract relating to the construction or equipping of a facility of the approved business.

          (ii) Taxes attributable to intangible property and furniture and furnishings shall not be refunded.

          (iii) To receive a refund of the sales, service and use taxes paid to contractors or subcontractors, the Business must, within one year after Project Completion, make an application to the Department of Revenue.

          (c) Value-Added Property Tax Exemption. The Community has approved an exemption from taxation all or a portion of the value added by improvements to real property directly related to new jobs created by the location or expansion of the approved Business and used in the operations of the approved Business. The amount of the exemption is detailed in HQJCP Funding
     Agreement Exhibit B, "Community Resolution Authorizing Property Tax
     Exemptions."

     3.3 Benefits Not Available. The following High Quality Job Creation Program benefits are not available to the Business under this agreement:

          (a) Additional Research Activities Credit.
          (b) Refund of Taxes Attributable to Racks, Shelving, and Conveyor
     Equipment.
          (c)  Corporate tax credit for certain sales taxes paid by third party developer.

4.0 Conditions to Receipt of High Quality Job Creation Program Benefits.
The High Quality Job Creation Program Benefits authorized under this HQJCP
Funding Agreement are available to the Business provided the Business, (and where applicable, the Community) satisfies each of the following conditions:

     4.1 Job Obligations.
The Business's Job Obligations are as detailed in Master Contract Exhibit D,
"Job Obligations." The Business shall create the Project Jobs within 5 years
(the "Job Creation Period") of the Effective Date (defined in the Master
Contract). The Business shall maintain the Project Jobs for a period of at least two (2) years (the "Job Maintenance Period") beyond the Job Creation Period, for a total contract duration of 7 years.

     4.2 Qualifying Investment. Within five (5) years of the Effective Date (as defined  in  the  Master  Agreement),  the  Business  shall  make  a  qualifying investment of  $141,331,160.  A "qualifying  investment"  means an investment in real property  including the purchase  price of land and existing  buildings and
structures;   site   preparation;   improvements  to  real  property;   building
construction; long-term lease costs; and/or depreciable assets.

     4.3 Required Elements.

          (a)  Offer a pension or profit sharing plan to full-time employees.

          (b) Produce or manufacture high value-added goods or service or be in one of the state's targeted industries*: Value-Added Agriculture

          (c) Provide and pay 80% of the cost of a standard medical and dental insurance plan for all full-time employees at the facility in which the project will occur.

Master Contract #  P0607M01032
Funding Agreement #  07-HQJC-005                      Master FA updated 11/10/05

          (d) Have an active productivity and safety improvement program(s)
     involving management and worker participation and cooperation. The program(s) shall include benchmarks for gaging compliance.

     4.4 Business Retention. The Business shall have and maintain Project operations contemplated by this Agreement within the Community at least through the Agreement Expiration Date.

5.0 Events of Default; Notice of Default; Repayment Provisions.

     5.1 Events of Default. The terms of the Master Contract regarding Events of
Default and Remedies govern this HQJCP Funding Agreement.

     5.2 Notice of Default. The following Notice of Default provisions supersede the Notice of Default provisions specified in the Master Contract:

          (a) From Department. If, through the annual
     certification report or other means, the IDED has reason to believe the
     Business is in default of the terms of this Agreement, the IDED will issue a written notice of default to the Business, setting forth the nature of the default in reasonable specificity, and providing therein a reasonable period of time, which shall not be less than 30 days from the date of the notice of default, in which the Business shall have an opportunity to cure, provided that cure is possible and feasible. A copy of any Notice of
     Default will also be provided to the Community and Department of Revenue.

          (b) From Community.  If, through monitoring, auditing or
     other means, the Community has reason to believe the Business is in default of the terms of this Agreement, the Community will issue a written notice of default to the Business, setting forth the nature of the default in reasonable specificity, and providing therein a reasonable period of time, which shall not be less than 30 days from the date of the notice of default, in which the Business shall have an opportunity to cure, provided that cure is possible and feasible. A copy of any Notice of Default will also be provided to the IDED and Department of Revenue.

     5.3 Repayment Provisions.  If the Business has received
incentives or assistance under the HQJCP Program and fails to meet and maintain any one of the requirements of the HQJCP Program, the HQJCP Program
Administrative Rules or any term of this HQJCP Funding Agreement, the Business is subject to repayment of all or a portion of the incentives and assistance that it has received, as detailed below:

          (a) Job maintenance. If the approved Business fails to maintain the required number of created or retained jobs or both as defined in Master
     Contract Exhibit D and the final award documentation, the Business shall repay a percentage of the tax incentives and assistance that it has received. The repayment percentage will be equal to the percentage of jobs that the approved Business failed to maintain.

          (b) Required elements.If the approved Business fails to meet the four required elements stated in Article 4.4 in any one year, the Business must meet that requirement in the following year or repay all the tax incentives and assistance that it has received.

          (c) Selling, disposing, or razing of property. If, within five years of purchase, the approved Business sells, disposes of, razes, or otherwise renders unusable all or a part of the land, building, or other existing structures for which an investment tax credit or insurance premium tax credit was

Master Contract #  P0607M01032
Funding Agreement #  07-HQJC-005                      Master FA updated 11/10/05

     claimed, the income tax liability of the approved Business for the year in which all or part of the property is sold, disposed of, razed, or otherwise rendered unusable shall be increased by one of the following amounts:

          (1) One hundred percent of the tax credit claimed if the property ceases to be approved for the tax credit within one full year after being placed in service.

          (2) Eighty percent of the tax credit claimed if the property ceases to be approved for the tax credit within two full years after being placed in service.

          (3) Sixty percent of the tax credit claimed if the property ceases to be approved for the tax credit within three full years after being placed in service.

          (4) Forty percent of the tax credit claimed if the property ceases to be approved for the tax credit within four full years after being placed in service.

          (5) Twenty percent of the tax credit claimed if the property ceases to be approved for the tax credit within five full years after being placed in service.

          (d) Layoffs or closures. If an approved Business experiences a layoff within the state or closes any of its facilities within the state prior to receiving the tax incentives and assistance, the Department may reduce or eliminate all or a portion of the tax incentives and assistance. If an approved Business experiences a layoff within the state or closes any of its facilities within the state after receiving tax incentives and assistance, the Business may be subject to repayment of all or a portion of the tax incentives and assistance that it has received.

          (e) Department of Revenue; Community Recovery. Once it has been established, through the Business' annual certification, monitoring, audit or otherwise, that the Business is required to repay all or a portion of the incentives received, the Department of Revenue and the Community shall collect the amount owed. The Community has the authority, pursuant to the
     HQJCP Program, to take action to recover the value of taxes not collected as a result of the exemption provided by the Community to the Business.
     Department of Revenue has the authority, pursuant to the HQJCP Program, to recover the value of state taxes or incentives provided under the HQJCP
     Program. The value of state incentives provided under the HQJCP Program includes applicable interest and penalties.

6.0 Final Award Amount.

     6.1 Submit Final Numbers Within 12 Months. The approved Business shall, upon satisfaction of the requirements stated in Article 4.0, submit to the
Department information on the final created jobs, including starting wages and benefit values, and the final qualifying investment. This submission must be in writing on the form provided by the Department and must be received by the
Department within 12 months of completion of the project and the creation of the jobs. Upon receipt of the completed form, the Department shall review and confirm the information and shall prepare the final award amounts based on the final results. Final award amounts may still be subject to certain limitations put in place when the initial award was made.

Master Contract #  P0607M01032
Funding Agreement #  07-HQJC-005                      Master FA updated 11/10/05

     6.2 Repayment If Claimed Credits Exceed Final Award Amount. If, upon receipt of the final award amount from the Department, the Department of revenue determines that the approved Business has claimed tax incentives and assistance in amounts that exceed the amounts stipulated in the final award, the approved
Business shall be required to repay any tax credits and refunds it received in excess of the final award amounts. The Department of Revenue shall have the authority to collect the amount to be repaid to the state including interest and penalties.

7.0 Incorporated documents. The following documents are hereby incorporated by this reference:

          1.   The Master Contract number and its Exhibits.

          2.   HQJCP Funding Agreement Exhibit A, "Investment Tax Credit
               Amortization Schedule Examples."

          3.   HQJCP Funding Agreement Exhibit B, "Community Resolution
               Authorizing Property Tax Exemptions."

     IN WITNESS WHEREOF, the parties have executed this HQJCP Funding Agreement:

BUSINESS:

         BY:      /s/ David Denne
            ----------------------------------------
         Signature

         David Denne, Chairman
         -------------------------------------------
         Typed Name and Title

         10/31/06
         -------------------------------------------
         Date

IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT:

         BY:      /s/ Mike Blouin
            ----------------------------------------
         Mike Blouin, Director

         11-21-06
         -------------------------------------------
         Date

COMMUNITY:

         BY:      /s/ Loren T. Knauss
            ----------------------------------------
            Signature

            Loren T. Knauss, Chairman, Board of Supervisors
            -----------------------------------------------
            Typed Name and Title

            November 14, 2006
            -----------------------------------------------
            Date

Master Contract #  P0607M01032
Funding Agreement #  07-HQJC-005                      Master FA updated 11/10/05

--------------------------------------------------------------------------------

                  DESCRIPTION OF THE PROJECT AND AWARD BUDGET

                                   (EXHIBIT C)

         Name of Business: Southwest Iowa Renewable Energy, LLC
                          ----------------------------------------------

         Contract Number:  P0607M01032
                          ----------------------------------------------
--------------------------------------------------------------------------------
                               PROJECT DESCRIPTION
--------------------------------------------------------------------------------
Southwest Iowa Renewable Energy, LLC will construct a 110 million gallon ethanol plant in Pottawattamie County. The project involves land acquisition, site preparation, building construction, acquisition of machinery and equipment, water/sewer, rail, electric/steam, job training and working capital. The
Business will create 45 full time equivalent positions as a result of this project.

-------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------- --------------------------- -----------------------------------------
                                                    VAP                         HQJC
Project Completion Date:                            July 31, 2009               July 31, 2011
Job Maintenance Period:                             July 31, 2011               July 31, 2013
--------------------------------------------------- --------------------------- -----------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                  AWARD BUDGET
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------- -------------- ----------------- ----------------------- --------------- ---------

           SOURCE OF FUNDS                Amount                             USE OF FUNDS            Cost
-------------------------------------- -------------- ----------------- ----------------------- --------------- ---------
IDED Programs                                                           *Land Acquisition           $3,523,250
     VAP                                    $200,000  Loan/forgivable   *Site Preparation           $5,245,000
     HQJC Program Benefits                l See Note  loan              *Building Construction     $46,251,206
                                                                        *Mfg Machinery and         $75,351,704
Community College                           $235,000  260E              Equipment                  $20,650,000
Business/Investors                       $74,004,000  equity            Working Capital               $235,000
Bank                                     $93,546,000  loan              Job Training                $8,000,000
MidAmerican                               $2,150,000  utility           Rail                        $2,960,000
IDOT, RISE, Rail                            $500,000  extension         Water/Sewer                 $4,650,000
                                                      rail loan         Electric/Steam              $3,768,840
                                                                        Development
1   $8,078,588 (estimated benefit                                       Contingency
value)
-------------------------------------- -------------- ----------------- ----------------------- --------------- ---------
                            SUB TOTAL   $170,635,000                                  SUBTOTAL    $170,635,000
-------------------------------------- -------------- ----------------- ----------------------- --------------- ---------
                                                           * included as capital investment if
                                                                    awarded tax credit program
-------------------------------------- -------------- ----------------------------------------- --------------- ---------
                            SUB TOTAL             $0                                 SUB-TOTAL              $0
TOTAL ALL FUNDS                         $170,635,000                                              $170,635,000
-------------------------------------- -------------- ----------------------------------------- --------------- ---------

Master Contract #  P0607M01032
Funding Agreement #  07-HQJC-005                      Master FA updated 11/10/05

                           EXHIBIT D - JOB OBLIGATIONS
Jobs Created or Retained through this Project      Southwest Iowa Renewable Energy LLC
                                                   P0607M01032

Below is a list of the jobs that must be retained and/or created as a result of this Project. A "retained job" is an existing job that would be eliminated or moved to another state if the project did not proceed in Iowa. A"created job"
means the number of new FTE Jobs the Business will add over and above the
Business's Employment Base and, if applicable, Statewide Employment Base.
"Qualifying jobs" are those created or retained jobs that qualify for program funding. "Non-qualifying jobs" are those jobs created or retained by the project that do not qualify for funding, but would not be created or retained if the
Project did not proceed.

--------------------------------------------------------------------------------- ---------------------------- -------------------------

                                  PROJECT JOBS                                            VAAPFAP/IVF                    HQJC

                                                                                         130% - $17.72              130% - $17.72
--------------------------------------------------------------------------------- ---------------------------- -------------------------
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
                                        Type of Job:   Starting or
         Job Title           # of Jobs   Created (C)     Current        Avg.      Qualifying   Non-Qualifying  Qualifying Non-Qualifying
                                         or Retained   Hourly Wage     Benefit
                                             (R) Value
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Team Leaders                     4            C           $21.86        $3.17               4                          4
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Team Production 1                4            C           $18.56        $3.17               4                          4
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Team Production 2                8            C           $18.56        $3.17               8                          8
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Utilities, Maintenance,          1            C           $23.94        $3.17               1                          1
Safety
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Licensed Boiler Operator         2            C           $18.87        $3.17               2                          2
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Maintenance Worker               4            C           $13.77        $3.17                               4                         4
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Welder                           2            C           $14.29        $3.17                               2                         2
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Electrician                      1            C           $20.57        $3.17               1                          1
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Electronic Technician            1            C           $21.74        $3.17               1                          1
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Laboratory Manager               1            C           $27.38        $3.17               1                          1
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Lab Assistant                    2            C           $18.25        $3.17               2                          2
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Rail Attendant                   2            C           $11.94        $3.17                               2                         2
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Truck Attendant                  4            C           $10.85        $3.17                               4                         4
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Grain Sampling & records         2            C           $10.42        $3.17                               2                         2
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Entry Level Foater               2            C           $12.02        $3.17                               2                         2
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
General Manager                  1            C           $41.93        $3.17               1                          1
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Plant Manager                    1            C           $36.72        $3.17               1                          1
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Book Keeper                      1            C           $13.63        $3.17                               1                         1
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Secretary                        1            C           $11.25        $3.17                               1                         1
---------------------------- ---------- -------------- ------------- ------------ ------------ --------------- ---------- --------------
Commodity specialist             1            C           $31.06        $3.17               1                          1
---------------------------- ---------- ----------------------------------------- ------------ --------------- ---------- --------------
Total Jobs Created:             45
---------------------------- ---------- ----------------------------------------- ------------ --------------- ---------- --------------
Total Jobs Retained:             0
============================ ========== ----------------------------------------- ============ =============== ========== ==============
Totals                          45                                                         27              18         27             18
---------------------------- ---------- ----------------------------------------- ------------ --------------- ---------- --------------

Business Employment Base:                            Statewide Employment Base:

Job Performance Obligations
VAAPFAP: As a result of this project, Southwest Renewable Energy, LLC will create 45 new full-time equivalent (FTE) jobs at the Pottawattamie County location. 27 of the project jobs will have starting wages including benefits that meet or exceed $17.72 (130%) per hour. The average wage, not including benefits, of the 27 qualifying jobs will be at least $21.72 per hour.

HQJC: As a result of this project, Southwest Renewable Energy, LLC will create
45 new full-time equivalent (FTE) jobs at the Pottawattamie County location. 27 of the 45 created project jobs will meet the definition of "high-quality" jobs.
High-quality jobs, for purposes of this project in Pottawattamie County are defined as created jobs with a starting wage including benefits equal to or greater than $17.72. By the Project Completion Date, the project shall have created 45 jobs, 27 of which have an average wage equal to or greater than
$21.72 per hour.

                                                                                                   08/16/2006  Page 1
----------------------------------------------------------------------------------------------------------------------
Southwest Iowa Renewable Energy, LLC
----------------------------------------------------------------------------------------------------------------------

Compound Period................:o Monthly
Nominal Annual Rate ...:
Effective Annual Rate:           0.000%
Periodic Rate..................: 0.000%
Daily Rate.....................: 0.0000%
                                 0.00000%
CASH FLOW DATA
--------------------------------------------------------------------------------------------------------------------
       Event                        Start Date                   Amount         Number Period        End Date
--------------------------------------------------------------------------------------------------------------------
1 Loan                           08/16/2006                  100,000.00           1
2 Payment                        12/01/2006                    1,666.67          60 Monthly         11/01/2011

AMORTIZATION SCHEDULE - Normal Amortization

       Date                Payment                Interest              Principal                          Balance
--------------------------------------------------------------------------------------------------------------------
Loan 08/16/2006                                                                                          100,000.00
   1        12/01/2006     1,666.67                 0.00                1,666.67                          98,333.33
2006 Totals                1,666.67                 0.00                1,666.67
     2 01/01/2007          1,666.67                 0.00                1,666.67                          96,666.66
     3 02/01/2007          1,666.67                 0.00                1,666.67                          94,999.99
     4 03/01/2007          1,666.67                 0.00                1,666.67                          93,333.32
     5 04/01/2007          1,666.67                 0.00                1,666.67                          91,666.65
     6 05/01/2007          1,666.67                 0.00                1,666.67                          89,999.98
     7 06/01/2007          1,666.67                 0.00                1,666.67                          88,333.31
     8 07/01/2007          1,666.67                 0.00                1,666.67                          86,666.64
     9 08/01/2007          1,666.67                 0.00                1,666.67                          84,999.97
     10 09/01/2007         1,666.67                 0.00                1,666.67                          83,333.30
     11 10/01/2007         1,666.67                 0.00                1,666.67                          81,666.63
     12 11/01/2007         1,666.67                 0.00                1,666.67                          79,999.96
     13 12/01/2007         1,666.67                 0.00                1,666.67                          78,333.29
2007 Totals                20,000.04                0.00                20,000.04
     14 01/01/2008         1,666.67                 0.00                1,666.67                          76,666.62
     15 02/01/2008         1,666.67                 0.00                1,666.67                          74,999.95
     16 03/01/2008         1,666.67                 0.00                1,666.67                          73,333.28
     17 04/01/2008         1,666.67                 0.00                1,666.67                          71,666.61
     18 05/01/2008         1,666.67                 0.00                1,666.67                          69,999.94
     19 06/01/2008         1,666.67                 0.00                1,666.67                          68,333.27
     20 07/01/2008         1,666.67                 0.00                1,666.67                          66,666.60
     21 08/01/2008         1,666.67                 0.00                1,666.67                          64,999.93
     22 09/01/2008         1,666.67                 0.00                1,666.67                          63,333.26
     23 10/01/2008         1,666.67                 0.00                1,666.67                          61,666.59
     24 11/01/2008         1,666.67                 0.00                1,666.67                          59,999.92
     25 12/01/2008         1,666.67                 0.00                1,666.67                          58,333.25

2008 Totals                20,000.04                0.00                20,000.04
         26 01/01/2009     1,666.67                 0.00                1,666.67                          56,666.58

                                                                                                   08/16/2006  Page 2
----------------------------------------------------------------------------------------------------------------------
Southwest Iowa Renewable Energy, LLC
----------------------------------------------------------------------------------------------------------------------
       Date                Payment                Interest              Principal                          Balance
--------------------------------------------------------------------------------------------------------------------
     27 02/01/2009        1,666.67                  0.00             1,666.67                             54,999.91
     28 03/01/2009        1,666.67                  0.00             1,666.67                             53,333.24
     29 04/01/2009        1,666.67                  0.00             1,666.67                             51,666.57
     30 05/01/2009        1,666.67                  0.00             1,666.67                             49,999.90
     31 06/01/2009        1,666.67                  0.00             1,666.67                             48,333.23
     32 07/01/2009        1,666.67                  0.00             1,666.67                             46,666.56
     33 08/01/2009        1,666.67                  0.00             1,666.67                             44,999.89
     34 09/01/2009        1,666.67                  0.00             1,666.67                             43,333.22
     35 10/01/2009        1,666.67                  0.00             1,666.67                             41,666.55
     36 11/01/2009        1,666.67                  0.00             1,666.67                             39,999.88
     37 12/01/2009        1,666.67                  0.00             1,666.67                             38,333.21
2009 Totals              20,000.04                 0.00             20,000.04
     38 01/01/2010        1,666.67                  0.00             1,666.67                             36,666.54
     39 02/01/2010        1,666.67                  0.00             1,666.67                             34,999.87
     40 03/01/2010        1,666.67                  0.00             1,666.67                             33,333.20
     41 04/01/2010        1,666.67                  0.00             1,666.67                             31,666.53
     42 05/01/2010        1,666.67                  0.00             1,666.67                             29,999.86
     43 06/01/2010        1,666.67                  0.00             1,666.67                             28,333.19
     44 07/01/2010        1,666.67                  0.00             1,666.67                             26,666.52
     45 08/01/2010        1,666.67                  0.00             1,666.67                             24,999.85
     46 09/01/2010        1,666.67                  0.00             1,666.67                             23,333.18
     47 10/01/2010        1,666.67                  0.00             1,666.67                             21,666.51
     48 11/01/2010        1,666.67                  0.00             1,666.67                             19,999.84
     49 12/01/2010        1,666.67                  0.00             1,666.67                             18,333.17
2010 Totals              20,000.04                 0.00             20,000.04
     50 01/01/2011        1,666.67                  0.00             1,666.67                             16,666.50
     51 02/01/2011        1,666.67                  0.00             1,666.67                             14,999.83
     52 03/01/2011        1,666.67                  0.00             1,666.67                             13,333.16
     53 04/01/2011        1,666.67                  0.00             1,666.67                             11,666.49
     54 05/01/2011        1,666.67                  0.00             1,666.67                              9,999.82
     55 06/01/2011        1,666.67                  0.00             1,666.67                              8,333.15
     56 07/01/2011        1,666.67                  0.00             1,666.67                              6,666.48
     57 08/01/2011        1,666.67                  0.00             1,666.67                              4,999.81
     58 09/01/2011        1,666.67                  0.00             1,666.67                              3,333.14
     59 10/01/2011        1,666.67                  0.00             1,666.67                              1,666.47
     60 11/01/2011        1,666.67                  0.20             1,666.47                                  0.00
2011 Totals               18,333.37                 0.20             18,333.17
Grand Totals              100,000.20                0.20             100,000.00

                                                                                                   08/16/2006  Page 3
----------------------------------------------------------------------------------------------------------------------
Southwest Iowa Renewable Energy, LLC
----------------------------------------------------------------------------------------------------------------------

  Last interest amount increased by 0.20 due to rounding.